September 18, 2019
TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE CREDIT OPPORTUNITIES II FUND
Supplement to the Prospectus and the Summary Prospectus each dated May 14, 2019

Notice of Addition to Portfolio Management Team

Chris Mathewson has been appointed as a portfolio manager of the Touchstone Credit Opportunities II Fund (the “Fund”), which is sub-advised by Ares Capital Management II LLC (“Ares”). Mr. Mathewson joined Ares in 2006 as managing director and portfolio manager. Previously, Mr. Mathewson served as an analyst at Lehman Brothers. Seth Brufsky, Jason Duko and Kapil Singh will continue to serve as portfolio managers to the Fund.

Accordingly, the section entitled “The Fund’s Management” in the Fund's Summary Prospectus and in the summary section of the Prospectus is replaced with the following:

The Fund’s Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Advisor
Ares Capital Management II LLC	Seth Brufsky	Since May 2019	Founding Member, Senior Partner and Co-Head of Global Liquid Credit
	Jason Duko	Since May 2019	Partner and Portfolio Manager
	Chris Mathewson	Since September 2019	Managing Director and Portfolio Manager
	Kapil Singh	Since May 2019	Partner and Portfolio Manager

In the section entitled “The Fund's Management” in the Fund’s Prospectus, under the sub-heading “Sub-Advisor and Portfolio Managers”, the following information is added after the paragraph regarding Mr. Duko:

Chris Mathewson, Managing Director and Portfolio Manager. Mr. Mathewson is a Managing Director and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares’ U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2006, Mr. Mathewson was an Analyst in the Communications and Media Investment Banking Group at Lehman Brothers, where he focused on creating financial models, performing valuation analysis and conducting due diligence. Mr. Mathewson holds a B.A. from Dartmouth College in Economics.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-CO-TMARX-S9-1909